UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 28, 2019
Date of Report (Date of earliest event reported)

Ecology and Environment Inc.
(Exact name of registrant as specified in its charter)

Commission File Number 1-9065

New York	16-0971022
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

368 Pleasant View Drive Lancaster, New York	14086
(Address of principal executive offices)	(Zip code)

(716) 684-8060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 245 under the Securities Act (17 CFT 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFT 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock par value $.01 per share	EEI	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)
At a special meeting of the Board of Directors (the “Board”) of Ecology and Environment Inc. (the “Company”) held on May 28, 2019, the Board voted to amend (the “Amendment”) the Company’s Re-Stated By-Laws (the “By-laws”) to address the situation in which, as a result of the adjournment or postponement of the Company’s annual meeting of shareholders or the date on which the Company’s annual meeting of shareholders actually occurred, the ability of a shareholder to comply with the timely notice requirement currently included in the By-laws for the following year’s annual meeting of shareholders would be impracticable, as determined by the Board. Pursuant to the Amendment, an exception to the timely notice deadline shall be established by the Board for the following year’s annual meeting of shareholders, which revised timely notice deadline shall be at least 120 days prior to distribution of the public notice of the proxy statement and the announcement of the next annual meeting of shareholders (the “Timely Notice Exception”).  The Timely Notice Exception deadline shall be disclosed to shareholders in a public announcement or the proxy statement for the current year’s annual meeting of shareholders.  In addition, as part of the Amendment, the Board also voted to amend the By-Laws to allow the Board to set the date for the annual meeting of shareholders for a date other than between January 1 and April 30 in any calendar year.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01	Other Events.

At a Special Meeting of the Board of Directors on May 28, 2019, upon the passing of Ms. Abramson on May 3, 2019, the Board appointed independent director, Justin C. Jacobs, to the Audit Committee and voted to reduce the number of directors from seven to six.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
3.1	Amendment to Re-Stated By-Laws, as approved on May 28, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECOLOGY AND ENVIRONMENT INC.

	By	/s/ Peter F. Sorci
Peter F. Sorci
Acting Chief Financial Officer

Date: May 31, 2019